UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 5, 2016

Date of Report (Date of earliest event reported)

Sophiris Bio Inc.
(Exact name of registrant as specified in its charter)

British Columbia	001-36054	98-1008712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1258 Prospect Street La Jolla, CA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 777-1760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 5, 2016, Sophiris Bio Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that the Company did not meet the minimum stockholders’ equity requirement for continued listing set forth in Nasdaq Listing Rule 5550(b)(1). Under the Nasdaq Listing Rules, the Company has 45 calendar days to submit a Compliance Plan (“Plan”) to regain compliance with the minimum stockholder’s equity requirement. If the Company’s Plan is accepted, Nasdaq can grant an extension of up to 180 calendar days from April 5, 2016 for the Company to gain compliance with the minimum stockholders’ equity requirement. If the Plan is not accepted, the Company will have the opportunity to appeal the decision before the Nasdaq Listing Qualifications Panel.

The Company plans to submit a Plan to Nasdaq no later than May 20, 2016.

As an alternative to meeting the requirements of the Nasdaq Listing Rule 5550(b)(1), the Company can also regain compliance with the Nasdaq Listing Rules if the market value of the Company’s listed securities is equal to or greater than $35.0 million for 10 consecutive trading days. The market value of the Company’s listed securities was $26.2 million on April 5, 2016.

Certain statements included in this Form 8-K may be considered forward-looking, including the statement regarding the Company’s intention to submit a Plan to Nasdaq no later than May 20, 2016. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from those implied by such statements, and therefore these statements should not be read as guarantees of future performance or results. All forward-looking statements are based on Sophiris’ current beliefs as well as assumptions made by and information currently available to Sophiris and relate to, among other things, anticipated financial performance, business prospects, strategies, regulatory developments, clinical trial results, market acceptance, ability to raise capital and future commitments. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Due to risks and uncertainties, including the risks and uncertainties identified by Sophiris in its public securities filings; actual events may differ materially from current expectations. Sophiris disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sophiris Bio Inc.

Dated: April 8, 2016
	By:	/s/ Peter Slover
Peter Slover
Chief Financial Officer